SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported): May 4, 2004


                      Morgan Stanley ABS Capital II Inc.
                    Morgan Stanley Auto Loan Trust 2004-HB1


                      MORGAN STANLEY ABS CAPITAL II INC.
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            (Exact name of registrant as specified in its charter)

                  Delaware                                333-82716                            13-3948996
   ---------------------------------------          --------------------      --------------------------------------------
       (State or Other Jurisdiction of                   (Commission              (I.R.S. Employer Identification No.)
               Incorporation)                            File Number)


                           1585 Broadway, 2nd Floor
                           New York, New York 10036
                   (Address of Principal Executive Offices)
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                                  (Zip Code)

       Registrant's telephone number, including area code (212) 761-4000
                                                          ----- --------



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Item 5.  Other Events.
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Filing of Collateral Term Sheets
--------------------------------

     Attached as exhibits are certain Collateral Term Sheets (as defined in the no action letter issued by the Commission on February 17, 1995 to the PSA) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of Morgan Stanley Auto Loan Trust 2004-HB1, Asset Backed Notes (the "Notes").

     The Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Notes will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-82716) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

     The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

     Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.  Financial Statements, Pro Forma Financial
---- -   -----------------------------------------

       Information and Exhibits.
       -------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Collateral Term Sheets

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MORGAN STANLEY ABS CAPITAL II INC.



                                      By:  /s/ Valerie H. Kay
                                         -------------------------------------
                                         Name:   Valerie H. Kay
                                         Title:  Vice President



Dated:  May 5, 2004

Exhibit Index
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Exhibit                                                                   Page
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99.1     Collateral Term Sheets                                            6